                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                              THE CATO CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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

[LOGO]
THE CATO CORPORATION




May 2, 2005



Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Corporate Office of the Company, 8100 Denmark Road, Charlotte, North Carolina 28273 on Thursday, May 26, 2005 at 11:00 A.M., Eastern Time.

The Notice of the Annual Meeting of Shareholders and Proxy Statement are attached. The matters to be acted upon by our shareholders are set forth in the Notice of Annual Meeting of Shareholders and discussed in the Proxy Statement.

We would appreciate your signing, dating, and returning to the Company the enclosed proxy card in the enclosed envelope at your earliest convenience.

We look forward to seeing you at our Annual Meeting.




Sincerely yours,




JOHN P. DERHAM CATO
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER




8100 DENMARK ROAD
P. O. BOX 34216
CHARLOTTE, NC 28234
(704) 554-8510

                              THE CATO CORPORATION

               --------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 26, 2005

               --------------------------------------------------



TO THE SHAREHOLDERS OF
THE CATO CORPORATION


        Notice is hereby given that the Annual Meeting of Shareholders of The Cato Corporation (the "Company") will be held on Thursday, May 26, 2005 at 11:00 A.M., Eastern Time, at the Corporate Office of the Company, 8100 Denmark Road, Charlotte, North Carolina 28273, for the following purposes:

        1. To elect three Directors to serve until their successors are elected and qualified;

        2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending January 28, 2006; and

        3. To transact such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on March 29, 2005 as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournments thereof.


                                        By Order of the Board of Directors



                                        MICHAEL O. MOORE
Dated:  May 2, 2005                     SECRETARY


--------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

                              THE CATO CORPORATION
                                8100 Denmark Road
                         Charlotte, North Carolina 28273

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Cato Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on May 26, 2005, and at any adjournment or adjournments thereof. This proxy statement and the accompanying proxy card are first being mailed to shareholders on or about May 2, 2005.

        Only shareholders of record at the close of business on March 29, 2005 are entitled to notice of and to vote at the meeting. As of March 29, 2005, the Company had outstanding and entitled to vote 20,367,720 shares of Class A Common Stock ("Class A Stock") held by approximately 1,279 holders of record and 460,350 shares of Class B Common Stock ("Class B Stock") held by 3 holders of record. The Company's transfer agent estimates that there are approximately 5,028 beneficial owners in total. Holders of Class A Stock are entitled to one vote per share and holders of Class B Stock are entitled to ten votes per share. Holders of Class A Stock vote with holders of Class B Stock as a single class.

        All proxies which are properly executed and received prior to the meeting will be voted at the meeting. If a shareholder specifies how the proxy is to be voted on any of the business to come before the meeting, the proxy will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR the election as Directors of the three persons named as nominees in this Proxy Statement, and FOR the ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm. A proxy may be revoked, to the extent it has not been exercised, at any time prior to its exercise by written notice to the Secretary of the Company, by executing and delivering a proxy with a later date, or by voting in person at the meeting.

        If you plan to attend and vote at the meeting and your shares are held in the name of a broker or other nominee, please bring with you a proxy or letter from the broker or nominee to confirm your ownership of shares.

        In accordance with applicable Delaware law and the Company's Bylaws, the holders of a majority of the combined voting power of Class A Stock and Class B Stock present in person or represented by proxy at the meeting will constitute a quorum. Abstentions are counted for purposes of determining the presence or absence of a quorum. With regard to the election of directors, votes may either be cast in favor of or withheld, and, assuming the presence of a quorum, directors will be elected by a plurality of the votes cast. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the election. Ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm requires the affirmative vote of a majority of the combined voting power of the Class A Stock and Class B Stock present in person or represented by proxy at the meeting and entitled to vote. On any proposal other than the election of directors, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters which the brokers withhold authority, a broker non-vote will have no effect on the vote on any such proposal.

        The Company will bear the expense of preparing, printing, and mailing the proxy statement to shareholders. The Company will reimburse brokers, dealers, banks, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of the Company's Class A Stock and Class B Stock and securing their voting instructions. Georgeson Shareholder Communications, Inc. has assisted the Company in conducting the search for beneficial owners at a cost of approximately $975.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

        The following table sets forth, as of March 29, 2005, certain information regarding the ownership of the outstanding shares of Class A Stock and Class B Stock by (i) each director and nominee, (ii) each person who is known by the Company to own more than 5% of such stock, (iii) each executive officer listed in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Unless otherwise indicated in the footnotes below, each shareholder named has sole voting and investment power with respect to such shareholder's shares.

                                                              SHARES BENEFICIALLY OWNED (1) (2)
                                                              ---------------------------------             PERCENT
                                                          CLASS A STOCK               CLASS B STOCK         OF TOTAL
                                                          -------------               -------------          VOTING
                                                       NUMBER       PERCENT        NUMBER        PERCENT      POWER
                                                       ------       -------        ------        -------      -----
John P. Derham Cato (3)                               157,960           *         1,159,350        99.7       36.6
Michael O. Moore (4)                                   39,027           *             --            *          *
B. Allen Weinstein                                     10,903           *             --            *          *
Howard A. Severson (5)                                 34,846           *             --            *          *
Sally J. Almason                                          976           *             --            *          *
Robert W. Bradshaw, Jr.                                   500           *             --            *          *
George S. Currin                                       11,287           *             --            *          *
William H. Grigg                                            0           *             --            *          *
Grant L. Hamrick                                        3,000           *             --            *          *
James H. Shaw                                           5,046           *             --            *          *
A. F. (Pete) Sloan                                      7,200           *             --            *          *
D. Harding Stowe                                            0           *             --            *          *
All directors and executive officers as a             272,950          1.3        1,159,350        99.7       37.0
group (14 persons) (6)

Royce & Associates, LLC (7)                         2,330,300         11.4            --            *          7.3
FMR Corporation, et al (8)                          2,081,054         10.2            --            *          6.5
NFJ Investment Group (9)                            1,507,600          7.4            --            *          4.7

-----------------
* Less than 1%

(1) Includes the vested interest of executive officers in the Company's Employee Stock Ownership Plan and Employee Stock Purchase Plan. The aggregate vested amount credited to their accounts as of March 29, 2005 was 33,656 shares of Class A Stock.

(2) Share amounts shown as subject to stock options in the footnotes below cover shares under options that are presently exercisable or will become exercisable within 60 days after March 29, 2005.

(3) The amount shown for Class A Stock includes 3,000 shares held by Mr. Cato's wife, 4,500 shares subject to stock options held by Mr. Cato's wife, and 47,500 shares subject to stock options held by Mr. Cato. The amount for Class B Stock includes 700,000 shares subject to stock options held by Mr. Cato and 2,000 shares subject to stock options held by Mr. Cato's wife. Mr. Cato disclaims beneficial ownership of shares held directly or indirectly by his wife.

(4)     Includes 30,000 shares of Class A Stock subject to stock options.

(5)     Includes 28,000 shares of Class A Stock subject to stock options.

(6) The amounts shown for Class A Stock include 111,000 shares subject to stock options.

(7) Based on an amended Schedule 13G filed by this shareholder with the Securities and Exchange Commission on or about January 21, 2005. The address of this shareholder is 1414 Avenue of the Americas, New York, New York 10019.

(8) Based on an amended Schedule 13G filed by FMR Corporation and certain of its affiliates with the Securities and Exchange Commission on or about February 14, 2005. The address of this shareholder is 82 Devonshire Street, Boston, Massachusetts 02109. This shareholder reports sole voting power over 127,970 of such shares.

(9) Based on an amended Schedule 13G filed with the Securities and Exchange Commission on or about February 14, 2005 by NFJ Investment Group L.P. and certain of its affiliates. The address of this shareholder is 2121 San Jancinto Street, Suite 1840, Dallas, Texas 75201. This shareholder reports sole voting power over 1,034,600 of such shares.


                              ELECTION OF DIRECTORS

        The Board of Directors, currently consisting of nine members, is divided into three classes with terms expiring alternately over a three-year period. The terms of three incumbent directors expire at the annual meeting. The directors whose terms expire at this year's annual meeting, Mr. Robert W. Bradshaw, Jr., Mr. Grant L. Hamrick, and Mr. Michael O. Moore, have been nominated by the Corporate Governance and Nominating Committee to succeed themselves and to serve until the 2008 annual meeting and until their successors are elected and qualified. The Corporate Governance and Nominating Committee nominates director candidates in accordance with the Company's Bylaws and the policies described below under "Corporate Governance Matters - Director Nomination Criteria and Process."

        It is the intention of the persons named in the proxy to vote for the nominees above to serve for the terms described above, except to the extent authority to so vote is withheld with respect to one or more nominees. Should any nominee be unable to serve, which is not anticipated, the proxy will be voted for the election of a substitute nominee selected by the Board of Directors. The three nominees shall be elected by a plurality of the votes of Class A Stock and Class B Stock voting as a single class.

NOMINEES

        Information with respect to each nominee, including biographical data for at least the last five years, is set forth below.

        ROBERT W. BRADSHAW, JR., 71, has been a director of the Company since 1994. Since 1961, he has been engaged in the private practice of law with Robinson, Bradshaw & Hinson, P.A. and currently serves of counsel to the firm.

        GRANT L. HAMRICK, 66, has been a director of the Company since 1994. Mr. Hamrick was Senior Vice President and Chief Financial Officer for American City Business Journals, Inc. from 1989 until his retirement in 1996. From 1961 to 1985, Mr. Hamrick was employed by the public accounting firm Price Waterhouse and served as Managing Partner of the Charlotte, North Carolina office.

        MICHAEL O. MOORE, 54, has been employed by the Company as Executive Vice President, Chief Financial Officer and Secretary since July 1998 and has been a director of the Company since 2002. Mr. Moore served as Vice President, Chief Financial Officer for Party Experience from 1997 to 1998, Executive Vice President, Chief Financial Officer of David's Bridal from 1994 to 1997, and was employed by Bloomingdales from 1984 to 1994, serving as Senior Vice President, Chief Financial Officer from 1990 to 1994.

CONTINUING DIRECTORS

        Information with respect to the six continuing members of the Board of Directors, including biographical data for the last five years, is set forth below.

        JOHN P. DERHAM CATO, 54, has been employed as an officer of the Company since 1981 and has been a director of the Company since 1986. Since January 2004, he has served as Chairman, President and Chief Executive Officer. From May 1999 to January 2004, he served as President, Vice Chairman of the Board and Chief Executive Officer. From June 1997 to May 1999, he served as President, Vice Chairman of the Board and Chief Operating Officer. From August 1996 to June 1997, he served as Vice Chairman of the Board and Chief Operating Officer. From 1989 to 1996, he managed the Company's off-price division, serving as Executive Vice President and as President and General Manager of the It's Fashion! Division from 1993 to August 1996. Mr. Cato is currently a director of Ruddick Corporation.

        GEORGE S. CURRIN, 68, has been a director of the Company since 1973. Since 1989, he has served as Chairman and Managing Director of Fourth Stockton Company LLC and Chairman of Currin-Patterson Properties LLC, both privately held real estate investment companies.

        WILLIAM H. GRIGG, 72, has been a director of the Company since February 2005. Mr. Grigg is Chairman Emeritus (Retired) of Duke Energy Corporation, where he held positions including Chairman, President and Chief Executive Officer, Vice Chairman, Chief Financial Officer and General Counsel over a 35 year career. Mr. Grigg retired from Duke Energy Corporation in 1997. He currently serves on the Board of Directors of Associated Electric and Gas Insurers, Ltd. and has served on the Boards of Directors of Nations Fund Group, Shaw Group, Inc. and Coltec Industries, Inc.

        JAMES H. SHAW, 76, has been a director of the Company since 1989. Mr. Shaw was Chairman of Consolidated Ivey's, a regional department store chain, from 1988 until his retirement in 1989, Chairman and Chief Executive Officer of
J. B. Ivey & Company from 1986 to 1988 and Chairman and Chief Executive Officer of Ivey's Carolinas from 1983 to 1986.

        A. F. (PETE) SLOAN, 75, has been a director of the Company since 1994. Mr. Sloan is retired Chairman and Chief Executive Officer of Lance, Inc. where he was employed from 1955 until his retirement in 1990.

        D. HARDING STOWE, 49, has been a director of the Company since February 2005. Mr. Stowe has been the President and Chief Executive Officer of R.L. Stowe Mills, Inc. since 1994. Mr. Stowe currently serves on the board of the National Council of Textile Organizations, the National Cotton Council, The Foundation of the University of North Carolina at Charlotte, Inc. and the Board of Advisors of Belmont Abbey College. Mr. Stowe also serves by appointment of the Bush Administration on the United States Manufacturing Council.

        The six continuing members of the Board of Directors are divided into two classes with current terms expiring in 2006 and 2007. On the expiration of each director's term, his successor in office will be elected for a three-year term. The terms of Messrs. John P. Derham Cato, William H. Grigg, and James H. Shaw expire in 2006. The terms of Messrs. George S. Currin, A.F. (Pete) Sloan, and D. Harding Stowe expire in 2007.

DIRECTORS' COMPENSATION

        Directors who are not employees of the Company receive a fee for their services of $27,000 per year. Each non-employee director is paid $1,000 for attending each Board of Directors meeting and each committee meeting scheduled other than in conjunction with a regularly scheduled Board of Directors meeting. The Committee Chairs of the Corporate Governance and Nominating Committee and the Compensation Committee receive an additional $3,000 per year. The Committee Chair of the Audit Committee receives an additional $5,000 per year. Directors are reimbursed for reasonable expenses incurred in attending director meetings and committee meetings.

                             MEETINGS AND COMMITTEES

        During the fiscal year ended January 29, 2005, the Company's Board of Directors held seven meetings. The Board typically schedules a meeting in conjunction with the Company's annual meeting of shareholders and expects that all directors will attend the annual meeting absent a schedule conflict or other valid reason. All directors attended the Company's 2004 Annual Meeting.

        The Board of Directors, pursuant to authority granted in the Company's Bylaws, has established an Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee.

AUDIT COMMITTEE

        The Company's Audit Committee discusses with management the quality and adequacy of the Company's system of internal controls, discusses with the independent registered public accounting firm any significant matters regarding internal control over financial reporting that have come to their attention during their audit, and confers with the Company's independent registered public accounting firm concerning the scope and results of their audits and any recommendations they may have and considers such other matters relating to auditing and accounting as the Committee may deem appropriate. During the fiscal year ended January 29, 2005, the Audit Committee held five meetings. The Board of Directors has determined that each member of the Audit Committee is an independent director, in accordance with the independence requirements of the New York Stock Exchange. In addition, the Board has determined that each member of the Audit Committee meets the heightened standards of independence for audit committee members under the Securities Exchange Act of 1934. Messrs. Grant L. Hamrick, Chairman, Robert W. Bradshaw, Jr. and A. F. (Pete) Sloan are members of the Audit Committee. Additional information concerning the Audit Committee is set forth below under "Selection of Independent Registered Public Accounting Firm."

COMPENSATION COMMITTEE

        The Compensation Committee assesses the Company's overall compensation programs and philosophies. The Committee reviews and approves, on an annual basis, the Corporation's goals and objectives for compensation of the Chief Executive Officer and evaluates the Chief Executive Officer's performance in light of those goals and objectives at least annually. Based on this evaluation, the Compensation Committee determines and reports to the Board the Chief Executive Officer's compensation, including salary, bonus, incentive, and equity compensation.

        The Compensation Committee also reviews and approves, on an annual basis, the evaluation process and compensation structure of the Corporation's other executive officers and evaluates those other officers' performance at least annually. Based on this evaluation, the Compensation Committee determines and reports to the Board the other executive officers' compensation, including salary, bonus, incentive, and equity compensation.

        In addition, the Compensation Committee grants stock options and other awards to employees of the Company and its subsidiaries pursuant to the Company's benefit and incentive compensation plans and reports such actions to the Board of Directors. The Board of Directors has determined that each member of the Compensation Committee is an independent director, in accordance with the independence requirements of the New York Stock Exchange. The Compensation Committee held eight meetings during the fiscal year ended January 29, 2005. Messrs. A. F. (Pete) Sloan, Chairman, George S. Currin and James H. Shaw are members of the Compensation Committee.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

        The Corporate Governance and Nominating Committee reviews, evaluates and recommends nominees for the Board of Directors. In addition, the Corporate Governance and Nominating Committee monitors and evaluates the performance of the directors on a periodic basis, individually and collectively. The Committee also periodically reviews the Company's corporate governance principles and recommends changes to the Board of Directors. The Board of Directors has determined that each member of the Corporate Governance and Nominating Committee is an independent director, in accordance with the independence requirements of the New York Stock Exchange. The Corporate Governance and Nominating Committee held four meetings during the fiscal year ended January 29, 2005. Messrs. George S. Currin, Chairman, Robert W. Bradshaw, Jr. and James H. Shaw are members of the Corporate Governance and Nominating Committee.


                          CORPORATE GOVERNANCE MATTERS

CORPORATE GOVERNANCE GUIDELINES AND COMMITTEE CHARTERS

        In furtherance of its longstanding goal of providing effective governance of the Company's business and affairs for the benefit of shareholders, the Board of Directors of the Company approved Corporate Governance Guidelines. The Guidelines are available on the Company's website at www.catocorp.com, as are the committee charters for the Company's Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. Print copies of these documents are available to any shareholder that requests a copy by writing to Corporate Governance and Nominating Committee, c/o General Counsel, 8100 Denmark Road, Charlotte, North Carolina 28273.

DIRECTOR INDEPENDENCE

        The Board of Directors made a determination as to the independence of each of its members. The Board of Directors determined, that each of the following Board members is independent: Mr. Robert W. Bradshaw, Jr., Mr. George
S. Currin, Mr. William H. Grigg, Mr. Grant L. Hamrick, Mr. James H. Shaw and Mr. A.F. (Pete) Sloan, Mr. D. Harding Stowe. The Board determined that Mr. John P. Derham Cato and Mr. Michael O. Moore, employees of the Company, are not independent. The Board made these determinations based upon, among other things, the definition of an "independent director" set forth in the NYSE listing standards supplemented by the Company's Corporate Governance Guidelines. A director will be independent only if the Board affirmatively determines that the director has no material relationship with the Company. This determination is in addition to the analysis under the NYSE Independence tests and SEC Rule 10A-3 and must be based on the overall facts and circumstances specific to that director.

        In order to assist the Board in making determinations of independence, any relationship described below will be presumed material:

        (i) The director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company.
        (ii) The director has received, or has an immediate family member has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).
        (iii) The director or an immediate family member is a current partner of a firm that is the Company's internal or external auditor; the director is a current employee of such a firm; the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the listed company's audit within that time.
        (iv) The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executive officers at the same time serves or served on that company's compensation committee.
        (v) The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the

                Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

AUDIT COMMITTEE FINANCIAL EXPERTS

        The Board of Directors has determined that at least one member of the Audit Committee, Mr. Grant L. Hamrick, is a financial expert.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

        Non-management Board members meet without management at regularly scheduled executive sessions. In addition, to the extent that the group of non-management directors includes directors that are not independent, at least once a year there will be scheduled an executive session including only independent directors. The Chairman of the Corporate Governance and Nominating Committee will preside over meetings of the non-management or independent directors.

CODE OF ETHICS AND CODE OF BUSINESS CONDUCT AND ETHICS

        The Company has adopted a written Code of Ethics (the "Code of Ethics") that applies to the Company's Chairman, President and Chief Executive Officer (principal executive officer), Executive Vice President, Chief Financial Officer and Secretary (principal financial officer), and Senior Vice President, Controller (principal accounting officer). The Company has adopted a Code of Business Conduct and Ethics (the "Code of Conduct") that applies to all employees, officers, and directors of the Company. The Code of Ethics and Code of Conduct are available on the Company's website at www.catocorp.com, under the "Corporate Governance" caption and print copies are available to any shareholder that requests a copy by writing to Corporate Governance and Nominating Committee, c/o General Counsel, 8100 Denmark Road, Charlotte, North Carolina 28273. Any amendments to the Code of Ethics or Code of Conduct, or any waivers of the Code of Ethics, or any waiver of the Code of Conduct for directors or executive officers, will be disclosed on the Company's website promptly following the date of such amendment or waiver. Information on the Company's website, however, does not form a part of this Proxy Statement.

COMMUNICATIONS WITH DIRECTORS

        You may communicate directly with any member or committee of the Board of Directors by writing to: Chairman of the Corporate Governance and Nominating Committee, c/o General Counsel, The Cato Corporation, 8100 Denmark Road, Charlotte, North Carolina 28273. Depending on the subject matter, the Chairman of the Corporate Governance and Nominating Committee, with the assistance of the Company's General Counsel or Senior Vice President, Human Resources, will determine whether to forward it to the director or directors to whom it is addressed, attempt to handle the inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter), or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

        If the subject matter involves a matter relating to accounting, internal accounting controls, or auditing matters, the General Counsel will report the matter to the Chairman of the Audit Committee and also advise the Chief Executive Officer and Chief Financial Officer. The Chairman of the Audit Committee and the Chief Executive Officer will determine what action, if any, should be taken. The General Counsel and Chairman of the Audit Committee will investigate the matter, if necessary, and file a report with the Audit Committee. The Audit Committee, at its discretion, may discuss the matter with the Board of Directors.

        The General Counsel will maintain a log of all complaints, tracking their receipt, investigation and resolution and will prepare a periodic summary thereof for the Board of Directors, and the Audit Committee, as appropriate.

DIRECTOR NOMINATION CRITERIA AND PROCESS

        Directors may be nominated by the Board of Directors in accordance with the Company's Bylaws or by shareholders in accordance with the procedures for shareholder proposals described under the caption "Shareholder Proposals" in this Proxy Statement. The Company's Corporate Governance and Nominating Committee will consider all nominees, including any submitted by shareholders, for the Board of Directors. The assessment of a nominee's qualifications will include a review of Board of Director qualifications as described in the Company's Corporate Governance Guidelines.

        The Corporate Governance and Nominating Committee will select qualified nominees and review its recommendations with the full Board of Directors. The Board of Directors will decide whether to invite the nominee to join the Board. Nominees for director will be selected on the basis of outstanding achievement in their personal careers, broad experience, wisdom, integrity, ability to make independent, analytical inquiries, understanding of the business environment, diversity, and willingness to devote adequate time to Board duties. The Board believes that each director should have a basic understanding of (i) the principal operational and financial objectives and plans and strategies of the Company, (ii) the results of operations and financial condition of the Company and of any significant subsidiaries or business segments, and (iii) the relative standing of the Company and its business segments in relation to its competitors.

        The Board will have a majority of directors who meet the criteria for independence required by the New York Stock Exchange. The Corporate Governance and Nominating Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics that the Board seeks in Board members as well as the composition of the Board as a whole. On an annual basis the Board will evaluate whether members qualify as independent under applicable standards. During the course of a year, directors are expected to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as independent.

                           SUMMARY COMPENSATION TABLE


        The table below sets forth the compensation for the persons who were at January 29, 2005 the Chief Executive Officer and the four other most highly compensated executive officers.

                                                                            LONG TERM
                                                                           COMPENSATION
                                        ANNUAL COMPENSATION (1)               AWARDS
                                  -------------------------------------  ----------------
                                   FISCAL                                   RESTRICTED         ALL
                                    YEAR          SALARY      BONUS           STOCK           OTHER
                                                                              AWARDS       COMPENSATION
NAME AND PRINCIPAL POSITION                       ($)          ($)             ($)            ($)(2)
John P. Derham Cato                 2004          818,750   1,237,500          (3)             9,135
Chairman, President and             2003          787,500          --           --             9,101
Chief Executive Officer             2002          737,500     669,922           --            10,549


B. Allen Weinstein                  2004          449,750     339,750           --            10,370
Executive Vice President            2003          435,000          --           --            10,336
Chief Merchandising Officer         2002          415,000     187,578           --            11,489
of the Cato Division


Michael O. Moore                    2004          337,500     255,000           --             9,210
Executive Vice President            2003          326,250          --           --             9,176
Chief Financial Officer             2002          311,250     140,684           --            10,199
and Secretary


Howard A. Severson                  2004          274,250     207,000           --            10,075
Executive Vice President            2003          267,000          --           --             9,341
Chief Real Estate and               2002          258,250     110,738           --            12,039
Store Development Officer


Sally J. Almason (4)                2004          226,500     120,000           --             8,691
Senior Vice President               2003          198,250          --           --             8,407
General Merchandise Manager         2002          191,250      54,415           --             7,958
of the Cato Division

--------------
(1) No named executive officer received perquisites or other personal benefits, securities or property which, in the aggregate, exceeded the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(2) Matching contributions by the Company to 401(k) Plan accounts and imputed income amounts for group term life and income tax preparation.

(3) As of January 29, 2005, Mr. Cato held a total of 100,000 restricted shares of Class B Stock at a value of 2,995,000 based on the closing of trading price of the Class A Stock of $29.95 on January 28, 2005, the last trading day before fiscal year end. Dividends are payable on the restricted shares.

(4) Ms. Almason was promoted to Senior Vice President, General Merchandise Manager of the Cato Division on September 1, 2004.

EMPLOYMENT AND SEVERANCE AGREEMENTS

        The Company has severance agreements with Mr. Allen Weinstein and Mr. Michael Moore currently providing for the continuation of each of their base salaries for 12 months upon the termination of their employment without cause. (See "Compensation Committee Report on Executive Compensation" for a discussion of Mr. John Cato's employment relationship.)

                        OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information concerning certain options granted by the Company to the named executive officers during the fiscal year ended January 29, 2005.

                                 INDIVIDUAL GRANTS
------------------------------------------------------------------------------------  POTENTIAL REALIZABLE VALUE
                            NUMBER OF                                                 AT ASSUMED ANNUAL RATES OF
                           SECURITIES        % OF TOTAL      EXERCISE                  STOCK PRICE APPRECIATION
                           UNDERLYING     OPTIONS GRANTED     OF BASE                       FOR OPTION TERM
                             OPTIONS        TO EMPLOYEES       PRICE    EXPIRATION   ------------------------------
NAME                       GRANTED (#)     IN FISCAL YEAR     ($/SH)       DATE         5%($)          10%($)
-------------------------------------------------------------------------------------------------------------------
John P. Derham Cato            --                --             --          --           --              --

B. Allen Weinstein             --                --             --          --           --              --

Michael O. Moore               --                --             --          --           --              --

Howard A. Severson             --                --             --          --           --              --

Sally J. Almason           10,000 (1)           13.2           21.25      9/1/14       133,640        338,670

----------------

(1) Options granted under the Company's 2004 Incentive Compensation Plan to purchase Class A Stock at the fair market value of the Class A Stock on the date of grant. The option vest in equal amounts over five years from the date of grant and expires ten years from the date of grant.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

        The following table presents certain information concerning the exercise of stock options during the fiscal year ended January 29, 2005 and the value of unexercised options held at January 29, 2005 by the named executives.

                                                             NUMBER OF                     VALUE OF
                                                       SECURITIES UNDERLYING             UNEXERCISED
                                                        UNEXERCISED OPTIONS              IN-THE-MONEY
                             SHARES                          AT FISCAL                    OPTIONS AT
                            ACQUIRED                      YEAR-END (#)(1)           FISCAL YEAR-END ($)(2)
                               ON          VALUE      -------------------------   ---------------------------
                            EXERCISE      REALIZED        EXERCISABLE (E)/             EXERCISABLE (E)/
NAME                          (#)           ($)          UNEXERCISABLE (U)            UNEXERCISABLE (U)
-------------------------------------------------------------------------------   ---------------------------
John P. Derham Cato            --            --              747,500 (3)                  14,338,350
                                                                0                               0

B. Allen Weinstein           23,100       257,094               0                               0
                                                                0                               0

Michael O. Moore             20,000       212,313             30,000                         495,300
                                                                0                               0

Howard A. Severson           16,000       275,504             28,000                         527,000
                                                                0                               0

Sally J. Almason              4,000        44,880               0                               0
                                                              10,000                          87,000

--------------------------------------------------------------------------------------------------------------

(1) Except as otherwise indicated in the footnotes below, all options are for shares of Class A Stock.

(2) Value is based on difference between exercise price and market price of the underlying securities as of January 28, 2005, the last trading day before the fiscal year-end.

(3) Includes options to acquire 47,500 shares of Class A Stock and 700,000 shares of Class B Stock.

                      EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information regarding the shares of the Company's Class A Stock and Class B Stock issuable under all of the Company's equity compensation plans as of January 29, 2005:

                                                                                                    (C)
                                                                                                    NUMBER OF SECURITIES
                                   (A)                            (B)                               REMAINING AVAILABLE
                                                                                                    FOR FUTURE ISSUANCE
                                                                                                    UNDER EQUITY
                                   NUMBER OF SECURITIES TO        WEIGHTED-AVERAGE EXERCISE         COMPENSATION PLANS
                                   BE ISSUED UPON EXERCISE        PRICE OF OUTSTANDING              (EXCLUDING SECURITIES
                                   OF OUTSTANDING OPTIONS,        OPTIONS, WARRANTS AND             REFLECTED IN COLUMN
PLAN CATEGORY                      WARRANTS AND RIGHTS (1)        RIGHTS                            (A))
-------------------------------    ---------------------------    -------------------------------   --------------------------
Equity compensation plans                  1,003,550                         12.08 (2)                     1,102,086 (3)
approved by
security holders

Equity compensation plans not
approved by security holders
-- None                                        --                               --                                --
                                   ---------------------------    -------------------------------   --------------------------
TOTAL                                      1,003,550                         12.08                         1,102,086
===============================    ===========================    ===============================   ==========================

(1) This category includes the 1987 Non-Qualified Stock Option Plan, the 1999 Incentive Compensation Plan, and the 2004 Incentive Compensation Plan. The Company has no outstanding warrants or rights.

(2) This amount does not include the exercise price of options outstanding under the Employee Stock Purchase Plan because the exercise price is not determinable as of the date of this Proxy Statement. The exercise price to purchase a share of Class A Stock under such an option equals 85% of the lesser of the fair market value per share of Class A Stock at the beginning of the applicable offering period or the fair market value per share of Class A Stock at the end of the applicable offering period.

(3) This category includes 13,318 shares available for future issuance under the Company's 1987 Non-Qualified Stock Option Plan, 221,768 shares available for issuance under the Company's 2003 Employee Stock Purchase Plan and 867,000 shares available for issuance under the Company's 2004 Incentive Compensation Plan.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

        The following report submitted by the Compensation Committee of the Board of Directors addresses the Company's executive compensation policies for fiscal 2004.

        The Compensation Committee is composed of three members. The members are Messrs. A. F. (Pete) Sloan, Chairman, George S. Currin, and James H. Shaw. The Compensation Committee provides guidance for the Company's executive compensation programs to insure a direct relationship between executive compensation and corporate performance.

EXECUTIVE COMPENSATION PROGRAM

        The Company's executive compensation program has been designed (i) to provide compensation equivalent to compensation offered by peer group companies in order to attract and retain the most qualified executives, (ii) to motivate executive officers by rewarding them for attaining pre-established Company financial goals and (iii) to align the interest of executive officers with the long-term interest of shareholders.

        In designing the compensation packages for executive officers, the Compensation Committee compares the Company's executive officer compensation packages with peer group executive officer compensation packages, some of which are included in the Dow Jones Specialty Apparel Market Index used in the performance graph. Peer group companies, which are similar in size and operate in the specialty apparel retail market, are given particular consideration.

        The executive compensation program is focused on attainment of profitability and enhancement of shareholder equity. Currently, the Company's executive compensation program consists of three principal types of compensation: annual base salary, incentive bonuses and long-term stock option awards. Executive officers are rewarded when the Company achieves financial goals, particularly related to net income, and when the executive officer achieves individual performance levels related to the executive officer's specific area of responsibility.

        ANNUAL BASE SALARY - The annual base salary of each executive officer is based on the scope of his or her responsibility and accountability. Each year the Compensation Committee determines the base salary for each executive officer taking into consideration whether the Company achieved net income results and whether the executive officer achieved individual performance levels established for the prior fiscal year.

        INCENTIVE BONUS - A significant component of an executive officer's total cash compensation consists of an incentive bonus. Each executive officer is eligible to earn a bonus based on achievement of the targeted net income performance criteria. A bonus accrual is made based on the achievement of the net income performance criteria. If net income performance criteria are not achieved, the accrual may be reduced or eliminated.

        No weighting is applied to the criteria established for each executive officer. If an executive officer achieves all of his or her performance goals and if the Company's profit plan is achieved, the executive officer is eligible to receive an incentive bonus. In the event an executive officer achieves some, but not all, of the performance goals, he or she is eligible to receive a portion of the executive officer's potential maximum bonus.

        LONG-TERM STOCK OPTION AWARDS - Stock options are awarded by the Compensation Committee under the Company's 2004 Incentive Compensation Plan to executive officers to provide incentive for the executive officer to focus on the Company's future financial performance and as a means to encourage an executive officer to remain with the Company. The stock option exercise price is 100% of the fair market value of the shares on the date of grant and, historically, the stock options have vested in 20% increments over five years. Stock option grants are made when executive officers join the Company and thereafter at the discretion of the Compensation Committee. The Compensation Committee recognizes that, to varying degrees, the determination of an executive officer's compensation package involves subjective considerations.

CHIEF EXECUTIVE OFFICER

        The Compensation Committee discusses and determines the compensation package for the Chief Executive Officer. Mr. John P. Derham Cato was appointed Chief Executive Officer on May 20, 1999. The employment arrangement provides for the compensation discussed herein. Mr. Cato's compensation package consists of base salary, incentive bonus, long-term stock option awards and restricted stock grants. Mr. Cato received no long-term stock option awards during fiscal 2004.

        In determining Mr. Cato's compensation package, the Compensation Committee compared Mr. Cato's package with the compensation packages of other retailers, including the Chief Executive Officer compensation package of the companies listed in the Dow Jones Specialty Apparel Market Index and the Peer Group used in the Stock Performance Graph. The Compensation Committee took into consideration Mr. Cato's years of service and experience with the Company and in the specialty retail apparel industry. The Compensation Committee believes that the compensation package offered Mr. Cato is consistent with Chief Executive Officer packages of companies used in the review, considering Mr. Cato's experience and longevity with the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION PACKAGE

        Base Salary - Mr. Cato's salary was increased to $825,000 from $800,000 for fiscal 2004 in response to the Company's performance in fiscal 2003.

        Incentive Bonus - Mr. Cato is eligible to receive an annual bonus of up to 150% of his base salary depending on the achievement of performance goals established by the Compensation Committee. The main performance goal is based on achievement of targeted net income. Based on the Company's performance for fiscal 2004 as measured by the performance criteria established by the Compensation Committee, Mr. Cato received 100% of his bonus payout potential.

        This report has been provided by the Compensation Committee:

        A. F. (Pete) Sloan, Chairman
        George S. Currin
        James H. Shaw


                              CERTAIN TRANSACTIONS

        During fiscal 2004, the Company had 23 lease agreements with entities in which Mr. George S. Currin, a director of the Company, had an ownership interest. One lease agreement was signed in fiscal 1993, three were signed in fiscal 1994, one was signed in fiscal 1995, one was signed in fiscal 1997, one was signed in fiscal 1999, four were signed in fiscal 2000, seven were signed in fiscal 2002, two were signed in fiscal 2003, and three were signed in fiscal 2004. The lease term of each agreement is for a period ranging from five years to ten years with renewal terms at the option of the Company. The Company believes that the terms and conditions of the lease agreements are comparable to those which could have been obtained from unaffiliated leasing companies. The Company paid to entities controlled by Mr. Currin or his family the amount of $286,860 for rent and related charges during fiscal 2004. The Company paid to entities in which Mr. Currin or his family has an interest of 50% or less the amount of $800,929 for rent and related charges during fiscal 2004.

        The firm of Robinson, Bradshaw & Hinson, P. A. was retained to perform certain legal services for the Company during the last fiscal year. Mr. Robert
W. Bradshaw, Jr., a director of the Company, was a shareholder of Robinson, Bradshaw & Hinson, P. A. until December 31, 2000 and currently serves of counsel to the firm. It is anticipated that the firm will continue to provide legal services to the Company during the current fiscal year. Fees paid by the Company to Robinson, Bradshaw & Hinson, P.A. in fiscal 2004 were 189,911.

                             STOCK PERFORMANCE GRAPH

        The following graph compares the yearly change in the Company's cumulative total shareholder return on the Company's Common Stock (which includes Class A Stock and Class B Stock) for each of the Company's last five fiscal years with (i) the Dow Jones Total Market Index, (ii) the Dow Jones Retailers, Apparel Index and (iii) an index of four (4) peer companies. The peer group includes Charming Shoppes, Inc., Deb Shops, Inc., The Dress Barn, Inc., and United Retail Group, Inc. The Company has chosen to use this peer group index in its performance graph because management believes the peer group index is a better reflection of the Company's competitors in the market place.


                             -----------------------
                              THE CATO CORPORATION
                             STOCK PERFORMANCE GRAPH
                             -----------------------





                               [PERFORMANCE GRAPH]





THE CATO CORPORATION
STOCK PERFORMANCE TABLE
(BASE 100 - IN DOLLARS)

 LAST TRADING DAY      THE CATO     D. J. TOTAL    D. J. RETAILERS     PEER
OF THE FISCAL YEAR    CORPORATION    MKT INDEX       APPL INDEX        GROUP
------------------    -----------    ---------       ----------        -----
     1/28/00              100           100             100             100
     2/02/01              155            99             116             115
     2/01/02              179            83             101             133
     1/31/03              157            65              87             100
     1/30/04              185            89             117             113
     1/28/05              264            94             141             149

        The graph assumes an initial investment of $100 on January 28, 2000, the last trading day prior to the commencement of the Company's 2000 fiscal year, and that all dividends were reinvested.

             CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Effective September 16, 2003, the Audit Committee approved the dismissal of its independent registered public accountant, Deloitte & Touche LLP, and engaged PricewaterhouseCoopers LLP as its new independent registered public accountant. PricewaterhouseCoopers LLP has audited the Company's financial statements for fiscal year ended January 31, 2004.

        During the Company's fiscal years ended February 2, 2002 and February 1, 2003, and the subsequent interim periods through September 16, 2003, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements for such periods. None of the reportable events described under Item 304 (a) (1) (v) of Regulation S-K occurred during the Company's fiscal years ended February 2, 2002 and February 1, 2003, or during any subsequent interim period through September 16, 2003.

        The audit reports issued by Deloitte & Touche LLP on the Company's consolidated financial statements as of and for the fiscal years ended February 2, 2002 and February 1, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Company provided Deloitte & Touche LLP with a copy of the foregoing disclosures, and a letter from Deloitte & Touche LLP confirming its agreement with these disclosures was filed as an exhibit to the Company's Form 8-K, filed with the Securities and Exchange Commission on September 23, 2003, amended October 6, 2003.

        During the Company's fiscal years ended February 2, 2002 and February 1, 2003, and through subsequent interim periods through September 16, 2003, the Company did not consult with PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any of the other matters or events set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

           SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected PricewaterhouseCoopers LLP as independent registered public accounting firm to examine the Company's financial statements for fiscal year ending January 28, 2006. This selection is being presented to the shareholders for their ratification at the annual meeting. Deloitte & Touche LLP examined the Company's financial statements for the fiscal year ended February 1, 2003. PricewaterhouseCoopers LLP audited the Company's financial statements for each of the fiscal years ended January 31, 2004 and January 29, 2005. A representative of PricewaterhouseCoopers LLP is expected to attend the meeting, respond to appropriate questions from shareholders present at the meeting and, if such representative desires, to make a statement. The affirmative vote of a majority of the votes present or represented at the annual meeting and entitled to vote by the holders of Class A Stock and Class B Stock, voting as a single class, is required to approve the proposal. The directors recommend that shareholders vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm. If the Shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider its appointment of an independent registered public accounting firm.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is composed of three independent directors and operates under a written charter, a copy of which is available on the Company's website at www.catocorp.com. The Board of Directors has determined that all members of the Audit Committee possess the required level of financial literacy and are "independent" in accordance with the independence requirements of the New York Stock Exchange.

        Management is responsible for the Company's internal controls and the financial reporting process. PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board and issuing a report thereon. The Audit Committee, among other things, is responsible for monitoring and overseeing these processes and is directly responsible for the appointment, compensation, retention and oversight of the Company's independent registered public accounting firm.

        The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility for safeguarding the Company's assets and for the integrity of the accounting and reporting practices of the Company and such other duties as directed by the Board. As set forth in the Audit Committee Charter, the Audit Committee is not responsible for conducting audits or preparing or determining whether the Company's financial statements are accurate or complete or conform with accounting principles generally accepted in the United States of America. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of audited financial statements to accounting principles generally accepted in the United States of America.

        In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed the audited financial statements for the year ended January 29, 2005 with management and the independent registered public accounting firm. The Audit Committee also discussed with management and the independent registered public accounting firm, the adequacy of the Company's internal controls, and discussed with management the effectiveness of the Company's internal controls and procedures used for periodic public reporting. The Audit Committee reviewed with the independent registered public accounting firm their audit plans, audit scope and identification of audit risks. The Audit Committee has discussed with the independent registered public accounting firm the communications required by generally accepted auditing standards and the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended or supplemented. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by the Independence Standards Board, Standard No. 1 titled "Independence Discussions with Audit Committees" and discussed with the independent registered public accounting firm their independence from the Company and its management. The Audit Committee also has considered whether the independent registered public accounting firm's provision of non-audit services to the Company is compatible with the auditor's independence.

        Based on the reviews and discussions mentioned above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended January 29, 2005 be included in the Company's Annual Report to shareholders and to the Securities and Exchange Commission on Form 10-K.

AUDIT COMMITTEE MEMBERS

Grant L. Hamrick, Chairman
Robert W. Bradshaw, Jr.
A. F. (Pete) Sloan

AUDIT FEES

        PricewaterhouseCoopers LLP audited the Company's consolidated financial statements for the fiscal years ended January 29, 2005 and January 31, 2004. The aggregate PricewaterhouseCoopers LLP fees for all professional services rendered for fiscal years ended January 29, 2005 and January 31, 2004 were:

                      PricewaterhouseCoopers LLP Audit Fees

                                     FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                      JANUARY 29, 2005        JANUARY 31, 2004
Audit Fees                               654,250 (1)              $165,000
Audit Related Fees                        66,450 (2)                65,000(2)
Tax Fees                                  26,300 (3)                32,330(3)
All Other Fees                                --                    25,000(4)

        (1) Includes $380,000 for audit services under Section 404 of the Sarbanes-Oxley Act of 2002 and expenses of $75,000 related to a restatement for lease accounting practices.

        (2) Consists of audits of employee benefit plans, subsidiaries, and expenses related thereto.

        (3)     Consists of tax compliance and related tax matters.

        (4) Consists of expenses related to review of related party transaction review for the fiscal year ended January 31, 2004.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES BY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that they do not impair the auditor's independence from the Company. Accordingly, the Audit Committee has adopted procedures and conditions under which services proposed to be performed by the independent registered public accounting firm must be pre-approved.

        Pursuant to this policy, the Audit Committee will consider annually and approve the terms of the audit engagement. Any proposed engagement relating to permissible non-audit services must be presented to the Audit Committee and pre-approved on a case-by-case basis. In addition, particular categories of permissible non-audit services that are recurring may be pre-approved by the Audit Committee subject to pre-set fee limits. If a category of services is so approved, the Audit Committee will be regularly updated regarding the status of those services and the fees incurred. The Audit Committee reviews requests for the provision of audit and non-audit services by the Company's independent registered public accounting firm and determines if they should be approved. Such requests could be approved either at a meeting of the Audit Committee or upon approval of the Chair of the Audit Committee, or another member of the Audit Committee designated by the Chair. If a permissible non-audit service is approved by the Chair or his designee, that decision is required to be presented at the next meeting of the Audit Committee. Prior to approving any services, the Audit Committee considers whether the provision of such services are consistent with the SEC's rules on auditor independence and are compatible with maintaining the auditor's independence.

                              SHAREHOLDER PROPOSALS

        Shareholders who intend to present proposals for consideration at next year's annual meeting are advised that, pursuant to rules of the Securities and Exchange Commission, any such proposal must be received by the Secretary of the Company at the Company's principal executive offices, 8100 Denmark Road, Charlotte, North Carolina 28273-5975 no later than the close of business on January 2, 2006 if such proposal is to be considered for inclusion in the proxy statement and proxy appointment form relating to that meeting. Only persons who have held beneficially or of record at least $2,000 in market value, or 1% of the combined class of Class A and Class B Common Stock, for at least one year on the date the proposal is submitted and who continue in such capacity through the meeting date are eligible to submit proposals to be considered for inclusion in the Company's proxy statement. In addition, pursuant to rules of the Securities and Exchange Commission, the Company may direct the persons named in the Company's proxy with respect to next year's annual meeting to exercise discretionary voting authority to vote against any matter, without any disclosure of such matter in the Company's proxy statement, if notice of such matter is received by the Secretary of the Company later than the close of business on March 16, 2006.

                                  OTHER MATTERS

        The Board of Directors of the Company knows of no matters which will be presented for consideration at the meeting other than those set forth in this proxy statement. However, if any other matters are properly presented for action, it is the intention of the persons named in the proxy to vote on them in accordance with their best judgment.




                                                For the Board of Directors

                                                THE CATO CORPORATION





                                                MICHAEL O. MOORE
May 2, 2005                                     SECRETARY

                              FOLD AND DETACH HERE
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CLASS A COMMON STOCK

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY                         THE CATO CORPORATION

The undersigned hereby appoints John P. Derham Cato, Michael O. Moore, and J. Gregory Fagan, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated below, all of the shares of Class A Common Stock of The Cato Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of The Cato Corporation to be held on May 26, 2005, and at any and all adjournments thereof. The Board recommends a vote FOR the following items:

1. ELECTION OF DIRECTORS

        [ ] FOR all nominees                        [ ] WITHHOLD AUTHORITY
            except as indicated to the contrary         to vote for all nominees

Nominees: Robert W. Bradshaw, Jr., Grant L. Hamrick, Michael O. Moore (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through that nominee's name in the list provided above.)

2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year ending January 28, 2006; and

                  [ ] FOR        [ ] AGAINST       [ ] ABSTAIN
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                  [ ] FOR        [ ] AGAINST       [ ] ABSTAIN


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        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS AND "FOR" ELECTION OF ALL NOMINEES FOR DIRECTOR.

        THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED.

        PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY SO AS TO INSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.


                                Dated:____________________________________, 2005

                                ________________________________________________

                                ________________________________________________
                                                 (Signature)

                                Please sign exactly as your name appears hereon. If the holder named hereon is a corporation, partnership or other association, please sign its name and add your name and title. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If shares are held jointly, EACH holder should sign.
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CLASS B COMMON STOCK

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY                         THE CATO CORPORATION

The undersigned hereby appoints John P. Derham Cato, Michael O. Moore, and J. Gregory Fagan, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated below, all of the shares of Class B Common Stock of The Cato Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of The Cato Corporation to be held on May 26, 2005, and at any and all adjournments thereof. The Board recommends a vote FOR the following items:

1. ELECTION OF DIRECTORS

        [ ] FOR all nominees                        [ ] WITHHOLD AUTHORITY
            except as indicated to the contrary         to vote for all nominees

Nominees: Robert W. Bradshaw, Jr., Grant L. Hamrick, Michael O. Moore (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through that nominee's name in the list provided above.)

2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year ending January 28, 2006; and

                  [ ] FOR        [ ] AGAINST       [ ] ABSTAIN
3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                  [ ] FOR        [ ] AGAINST       [ ] ABSTAIN

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS AND "FOR" ELECTION OF ALL NOMINEES FOR DIRECTOR.

        THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED.

        PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY SO AS TO INSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.


                                Dated:____________________________________, 2005

                                ________________________________________________

                                ________________________________________________
                                                 (Signature)

                                Please sign exactly as your name appears hereon. If the holder named hereon is a corporation, partnership or other association, please sign its name and add your name and title. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If shares are held jointly, EACH holder should sign.